Exhibit 99.1

MEMORIAL PRODUCTION PARTNERS LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Introduction

On July 14, 2016, Memorial Production Partners LP (the “Partnership”) sold certain assets located in Colorado and Wyoming (“Rockies Divestiture”) to Urban Fund II, LP and Urban Oil and Gas Partners B-1, LP for total proceeds of approximately $18.1 million, subject to customary post-closing adjustments. On June 14, 2016, the Partnership sold certain assets located in the Permian Basin (“Permian Divestiture”) to Boaz Energy II, LLC for total proceeds of approximately $37.4 million, subject to customary post-closing adjustments. The Permian Divestiture was previously reported on the Partnership’s Current Report on Form 8-K filed June 20, 2016.

The unaudited pro forma condensed consolidated balance sheet is based on the unaudited condensed consolidated balance sheet of the Partnership as of March 31, 2016 and includes pro forma adjustments to give effect to both the Rockies Divestiture and Permian Divestiture as if the transactions had occurred on March 31, 2016. The unaudited pro forma condensed statement of consolidated operations for the three months ended March 31, 2016 is based on the unaudited condensed statement of consolidated operations of the Partnership for the three months ended March 31, 2016 and includes pro forma adjustments to give effect to both the Rockies Divestiture and Permian Divestiture as if the transactions had occurred on January 1, 2015. The unaudited pro forma condensed statement of consolidated and combined operations for the year ended December 31, 2015 is based on the audited statement of consolidated and combined operations of the Partnership for the year ended December 31, 2015 and includes pro forma adjustments to give effect to both the Rockies Divestiture and Permian Divestiture as if the transactions had occurred on January 1, 2015.

The pro forma adjustments to the historical condensed consolidated and combined financial statements are based on currently available information and certain estimates and assumptions. The actual effect of the transactions discussed in the accompanying notes ultimately may differ from the unaudited pro forma adjustments included herein. However, management believes that the assumptions utilized to prepare the pro forma adjustments provide a reasonable basis for presenting the significant effects of the transactions and that the unaudited pro forma adjustments are factually supportable, give appropriate effect to the impact of events that are directly attributable to the transactions, and reflect those items expected to no longer have a continuing impact on the Partnership.

MEMORIAL PRODUCTION PARTNERS LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2016

(In thousands, except outstanding units)

		Rockies		Permian
	Historical	Divestiture		Divestiture		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$836	$18,100	(a)	$37,425	(d)	$836
		(18,100)	(b)	(37,425)	(e)
Accounts receivable	45,290	—		—		45,290
Short-term derivative instruments	259,854	—		—		259,854
Prepaid expenses and other current assets	4,839	—		—		4,839

Total current assets	310,819	—		—		310,819
Property and equipment, at cost:
Oil and natural gas properties, successful efforts method	3,639,835	(128,405)	(a)	(401,180)	(d)	3,110,250
Support equipment and facilities	206,147	—		—		206,147
Other	2,491	—		(37)	(d)	2,454
Accumulated depreciation, depletion and impairment	(1,931,091)	92,730	(a)	363,267	(d)	(1,475,094)

Property and equipment, net	1,917,382	(35,675)		(37,950)		1,843,757
Long-term derivative instruments	442,616	—		—		442,616
Restricted investments	154,766	—		—		154,766
Other long-term assets	4,519	—		—		4,519

Total assets	$2,830,102	$(35,675)		$(37,950)		$2,756,477

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$6,863	$—		$—		$6,863
Accounts payable - affiliates	5,137	—		—		5,137
Revenues payable	25,427	—		—		25,427
Accrued liabilities	61,744	363	(c)	(2,804)	(d)	60,019
				716	(f)
Short-term derivative instruments	2,098	—		—		2,098

Total current liabilities	101,269	363		(2,088)		99,544
Long-term debt	1,957,984	(18,100)	(b)	(37,425)	(e)	1,902,459
Asset retirement obligations	164,964	(11,629)	(a)	(5,727)	(d)	147,608
Long-term derivative instruments	2,161	—		—		2,161
Deferred tax liabilities	2,158	—		—		2,158

Total liabilities	2,228,536	(29,366)		(45,240)		2,153,930
Commitments and contingencies
Equity:
Partners’ equity:
Common units (82,925,302 units outstanding at March 31, 2016)	600,767	(5,940)	(a)	7,998	(d)	601,747
		(363)	(c)	(715)	(f)
General partner (86,797 units outstanding at March 31, 2016)	799	(6)	(a)	8	(d)	800
				(1)	(f)

Total partners’ equity	601,566	(6,309)		7,290		602,547

Total liabilities and equity	$2,830,102	$(35,675)		$(37,950)		$2,756,477

MEMORIAL PRODUCTION PARTNERS LP

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(In thousands, except per unit amounts)

	Historical	Rockies Divestiture (g)	Permian Divestiture (h)	Pro Forma Adjustments		Pro Forma
Revenues:
Oil & natural gas sales	$60,623	$(1,784)	$(3,046)	$—		$55,793
Other revenues	243	—	(147)	—		96

Total revenues	60,866	(1,784)	(3,193)	—		55,889

Costs and expenses:
Lease operating	35,696	(1,109)	(3,068)	—		31,519
Gathering, processing, and transportation	9,209	(388)	(21)	—		8,800
Exploration	122	(13)	(78)	—		31
Taxes other than income	4,008	(292)	(532)	—		3,184
Depreciation, depletion, and amortization	44,429	(1,479)	(1,346)	—		41,604
Impairment of proved oil and natural gas properties	8,342	—	—	—		8,342
General and administrative	13,524	—	—	—		13,524
Accretion of asset retirement obligations	2,707	(263)	(113)	—		2,331
(Gain) loss on commodity derivative instruments	(51,745)	—	—	—		(51,745)
(Gain) loss on sale of properties	(96)	—	—	—		(96)
Other, net	119	(2)	(58)	—		59

Total costs and expenses	66,315	(3,546)	(5,216)	—		57,553

Operating income (loss)	(5,449)	1,762	2,023	—		(1,664)
Other income (expense):
Interest expense, net	(32,552)	—	(3)	110	(i)	(32,218)
				227	(j)

Total other income (expense)	(32,552)	—	(3)	337		(32,218)

Income (loss) before income taxes	(38,001)	1,762	2,020	337		(33,882)
Income tax benefit (expense)	(96)	—	—	—		(96)

Net income (loss) attributable to Memorial Production Partners LP	$(38,097)	$1,762	$2,020	$337		$(33,978)

Earnings per unit:
Basic and diluted earnings per unit	$(0.46)					$(0.41)

Weighted average limited partner units outstanding:
Basic and diluted	82,935					82,935

MEMORIAL PRODUCTION PARTNERS LP

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED AND COMBINED OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands, except per unit amounts)

	Historical	Rockies Divestiture (g)	Permian Divestiture (h)	Pro Forma Adjustments			Pro Forma
Revenues:
Oil & natural gas sales	$355,422	$(12,931)	$(22,615)	$—			$319,876
Pipeline tariff income and other	2,725	—	(843)	—			1,882

Total revenues	358,147	(12,931)	(23,458)	—			321,758

Costs and expenses:
Lease operating	168,199	(5,549)	(21,490)	—			141,160
Gathering, processing, and transportation	34,939	(1,959)	(91)	—			32,889
Exploration	2,317	(47)	(109)	—			2,161
Taxes other than income	25,828	(1,302)	(1,998)	—			22,528
Depreciation, depletion, and amortization	195,814	(5,424)	(7,116)	—			183,274
Impairment of proved oil and natural gas properties	616,784	(55,174)	(52,606)	—			509,004
General and administrative	56,671	—	—	—			56,671
Accretion of asset retirement obligations	7,125	(442)	(456)	—			6,227
(Gain) loss on commodity derivative instruments	(462,890)	—	—	—			(462,890)
(Gain) loss on sale of properties	(2,998)	—	—	—			(2,998)
Other, net	(665)	(52)	(467)	—			(1,184)

Total costs and expenses	641,124	(69,949)	(84,333)	—			486,842

Operating income (loss)	(282,977)	57,018	60,875	—			(165,084)
Other income (expense):
Interest expense, net	(114,732)	(4)	(132)	384	(i	)	(113,691)
				793	(j	)
Other income (expense)	43	(100)	—	—			(57)

Total other income (expense)	(114,689)	(104)	(132)	1,177			(113,748)

Income (loss) before income taxes	(397,666)	56,914	60,743	1,177			(278,832)
Income tax benefit (expense)	2,175	—	—	—			2,175

Net income (loss)	(395,491)	56,914	60,743	1,177			(276,657)
Net income (loss) attributable to noncontrolling interest	386	—	—	—			386

Net income (loss) attributable to Memorial Production Partners LP	$(395,877)	$56,914	$60,743	$1,177			$(277,043)

Earnings per unit:
Basic and diluted earnings per unit	$(4.71)						$(3.29)

Weighted average limited partner units outstanding:
Basic and diluted	83,528						83,528

MEMORIAL PRODUCTION PARTNERS LP

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED

FINANCIAL STATEMENTS

Note 1. Basis of Presentation

On July 14, 2016, Memorial Production Partners LP (the “Partnership”) sold certain assets located in Colorado and Wyoming (“Rockies Divestiture”) to Urban Fund II, LP and Urban Oil and Gas Partners B-1, LP (collectively, “Urban”) for total proceeds of approximately $18.1 million, subject to customary post-closing adjustments. On June 14, 2016, the Partnership sold certain assets located in the Permian Basin (“Permian Divestiture”) to Boaz Energy II, LLC for total proceeds of approximately $37.4 million, subject to customary post-closing adjustments. The Permian Divestiture was previously reported on the Partnership’s Current Report on Form 8-K filed June 20, 2016.

The unaudited pro forma condensed consolidated balance sheet is based on the unaudited condensed consolidated balance sheet of the Partnership as of March 31, 2016 and includes pro forma adjustments to give effect to both the Rockies Divestiture and Permian Divestiture as if the transactions had occurred on March 31, 2016. The unaudited pro forma condensed statement of consolidated operations for the three months ended March 31, 2016 is based on the unaudited condensed statement of consolidated operations of the Partnership for the three months ended March 31, 2016 and includes pro forma adjustments to give effect to both the Rockies Divestiture and Permian Divestiture as if the transactions had occurred on January 1, 2015. The unaudited pro forma condensed statement of consolidated and combined operations for the year ended December 31, 2015 is based on the audited statement of consolidated and combined operations of the Partnership for the year ended December 31, 2015 and includes pro forma adjustments to give effect to both the Rockies Divestiture and Permian Divestiture as if the transactions had occurred on January 1, 2015.

The pro forma adjustments to the historical condensed consolidated and combined financial statements are based on currently available information and certain estimates and assumptions. The actual effect of the transactions discussed in the accompanying notes ultimately may differ from the unaudited pro forma adjustments included herein. However, management believes that the assumptions utilized to prepare the pro forma adjustments provide a reasonable basis for presenting the significant effects of the transactions and that the unaudited pro forma adjustments are factually supportable, give appropriate effect to the impact of events that are directly attributable to the transactions, and reflect those items expected to no longer have a continuing impact on the Partnership.

The unaudited pro forma condensed consolidated and combined financial information should be read in conjunction with the Partnership’s 2015 Annual Report on Form 10-K filed on February 24, 2016, Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed on May 4, 2016 and Current Report on Form 8-K filed June 20, 2016.

Note 2. Pro Forma Adjustments and Assumptions

Unaudited Pro Forma Condensed Consolidated Balance Sheet

The following adjustments were made in the preparation of the unaudited pro forma condensed consolidated balance sheet as of March 31, 2016:

(a)	Pro forma adjustments to reflect the closing of the Rockies Divestiture, including the receipt of $18.1 million in proceeds, subject to customary post-closing adjustments, the elimination of the associated net assets as of March 31, 2016, and the loss of $5.9 million arising from the transaction as of March 31, 2016.

(b)	Pro forma adjustment to reflect the use of the $18.1 million in proceeds from the Rockies Divestiture to repay borrowings under the Partnership’s revolving credit facility.

(c)	Pro forma adjustment to reflect estimated professional fees and closing costs related to the Rockies Divestiture.

(d)	Pro forma adjustments to reflect the closing of the Permian Divestiture, including the receipt of $37.4 million in proceeds, subject to customary post-closing adjustments, the elimination of the associated net assets as of March 31, 2016, and the gain of $8.0 million arising from the transaction as of March 31, 2016.

(e)	Pro forma adjustment to reflect the use of the $37.4 million in proceeds from the Permian Divestiture to repay borrowings under the Partnership’s revolving credit facility.

(f)	Pro forma adjustment to reflect estimated professional fees and closing costs related to the Permian Divestiture.

Unaudited Condensed Consolidated and Combined Statement of Operations

The following adjustments were made in the preparation of the unaudited pro forma condensed statement of consolidated operations for the three months ended March 31, 2016 and the unaudited pro forma condensed statement of consolidated and combined operations for the year ended December 31, 2015:

(g)	Pro forma adjustment to reflect the removal of operating revenues, operating expenses and capitalized interest related to the Rockies Divestiture.

(h)	Pro forma adjustment to reflect the removal of operating revenues, operating expenses and capitalized interest related to the Permian Divestiture.

(i)	Pro forma adjustment to reflect the reduction of interest expense related to the Rockies Divestiture, assuming the debt repayments described in (b) above occurred on January 1, 2015 using the Partnership’s revolving credit facility weighted average interest rate of 2.12% and 2.43% for the twelve months ended December 31, 2015 and three months ended March 31, 2016, respectively.

(j)	Pro forma adjustments to reflect the reduction of interest expense related to the Permian Divestiture, assuming the debt repayments described in (e) above occurred on January 1, 2015 using the Partnership’s revolving credit facility weighted average interest rate of 2.12% and 2.43% for the twelve months ended December 31, 2015 and three months ended March 31, 2016, respectively.